Exhibit 99.2


Board of Directors
AngioGenex, Inc.
New York, New York


            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            -------------------------------------------------------



We have audited the accompanying balance sheets of AngioGenex, Inc. (a New York and development stage corporation) as of March 31, 2005 and 2004, and the related statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AngioGenex, Inc. as of March 31, 3005 and 2004 and the results of its operations, stockholders' equity and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has no revenues, limited resources and a large accumulated deficit. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans are also discussed in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



Williams & Webster, P.S.
Certified Public Accountants
Spokane, Washington
January 4, 2006

ANGIOGENEX, INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEETS
-------------------------------------------------------------------------------



Balance Sheets


                                      September 30,
                                         2005         March 31,     March 31,
                                      (unaudited)       2005          2004
                                      ------------  ------------  ------------
ASSETS
  CURRENT ASSETS
    Cash                              $     5,823   $    52,540   $   774,922
    Prepaid expenses                          317             -
    Prepaid offering costs                 66,178        51,356             -
    Receivable                                850         3,048             -
                                      ------------  ------------  ------------
      TOTAL CURRENT ASSETS                 73,168       106,944       774,922
                                      ------------  ------------  ------------

  PROPERTY AND EQUIPMENT
    Equipment, net of depreciation          2,229         1,940         1,068
                                      ------------  ------------  ------------
      TOTAL PROPERTY AND EQUIPMENT          2,229         1,940         1,068

  TOTAL ASSETS                        $    75,397   $   108,884   $   775,990
                                      ============  ============  ============


LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
  CURRENT LIABILITIES
    Accrued expenses                  $   101,600   $    16,483   $   152,185
    Accrued expenses-related parties       51,773        15,061        21,441
    Notes payable, related parties         25,000             -             -
    Accrued interest                       42,052        24,344           457
    Convertible bridge loan, net
     of discounts                         875,000       875,000        48,611
                                      ------------  ------------  ------------
      TOTAL CURRENT LIABILITIES         1,095,425       930,888       222,694
                                      ------------  ------------  ------------

COMMITMENTS AND CONTINGENCIES                   -             -             -
                                      ------------  ------------  ------------

  STOCKHOLDERS' EQUITY (DEFICIT)
    Preferred stock, 2,000,000 shares
     authorized, $0.01 par value;
     no shares issued and outstanding           -             -             -
    Common stock, 30,000,000 shares
     authorized, $0.01 par value;
     11,187,000 shares issued and
     outstanding                          111,870       111,870       111,870
    Additional paid-in capital            945,802       945,802       945,802
    Stock options, warrants, and
     beneficial conversion rights       1,163,269     1,112,267     1,090,653
    Accumulated deficit during
     development stage                 (3,240,969)   (2,991,943)   (1,595,029)
                                      ------------  ------------  ------------
 TOTAL STOCKHOLDERS' EQUITY (DEFICIT)  (1,020,028)     (822,004)      553,296
                                      ------------  ------------  ------------
TOTAL LIABILTIES AND STOCKHOLDERS'
EQUITY (DEFICIT)                      $    75,397   $   108,884   $   775,990
                                      ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

ANGIOGENEX, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------



Statements of Operations



                                                                      From
               Six Months Ended                                  March 31, 1999
                 September 30,                Year Ended         (Inception) to
           --------------------------          March 31,          September 30,
              2005          2004       --------------------------     2005
           (unaudited)   (unaudited)       2005          2004      (unaudited)
           ------------  ------------  ------------  ------------  ------------
REVENUES   $         -   $         -   $         -   $         -   $         -

EXPENSES
Research
 and
 development   154,478       204,944       391,268       295,603     1,490,314
Consulting           -             -                       7,510       109,666
Licenses
 and fees            -             -        40,000        30,000       105,000
Professional
 fees           81,851        62,907        83,922       362,075       890,183
General and
 Administrative  7,169        23,977        58,294        35,170       189,599
           ------------  ------------  ------------  ------------  ------------
TOTAL
OPERATING
EXPENSES       243,498       291,828       573,484       730,358     2,784,762
           ------------  ------------  ------------  ------------  ------------
LOSS FROM
OPERATIONS    (243,498)     (291,828)     (573,484)     (730,358)   (2,784,762)

OTHER INCOME
(EXPENSES)
Other income    12,180        27,508        27,508       425,000       464,688
Interest income      -             -             -             -         7,236
Interest
 expense       (17,708)     (600,870)     (850,938)      (50,703)     (928,131)
           ------------  ------------  ------------  ------------  ------------
TOTAL OTHER
INCOME
(EXPENSES)      (5,528)     (600,870)     (823,430)      374,297      (456,207)
           ------------  ------------  ------------  ------------  ------------

LOSS BEFORE
INCOME
TAXES         (249,026)     (892,698)   (1,396,914)     (356,061)   (3,240,969)

INCOME TAXES         -             -             -             -             -
           ------------  ------------  ------------  ------------  ------------

NET LOSS   $  (249,026)  $  (892,698)  $(1,396,914)  $  (356,061)  $(3,240,969)
           ============  ============  ============  ============  ============

NET LOSS
PER COMMON
SHARE,
BASIC AND
DILUTED    $     (0.02)  $     (0.08)  $     (0.12)  $     (0.04)
           ============  ============  ============  ============

WEIGHTED
AVERAGE NUMBER
OF COMMON SHARES
OUTSTANDING,
BASIC AND
DILUTED     11,187,000    11,187,000    11,187,000    10,173,096
           ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

ANGIOGENEX, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
-------------------------------------------------------------------------------



Statement of Stockholders' Equity (Deficit)



                                             Stock
                                            Options,
                                            Warrants    Deficit
                Common Stock                  and     Accumulated
             ------------------- Additional Beneficial  During       Total
               Number             Paid-in  Conversion Development Stockholders'
             of Shares   Amount   Capital    Rights      Stage  Equity(Deficit)
             ---------- -------- --------- ---------- ------------ ------------
Issuance of
founders'
common stock
at $0.01 per
share         8,100,000 $ 81,000 $(72,000) $        - $         -  $     9,000

Issuance of
common stock
at $0.17 per
share           729,000    7,290  113,710           -           -      121,000

Net loss for
the year ended
March 31, 2000        -        -         -          -    (104,357)    (104,357)
             ---------- -------- --------- ---------- ------------ ------------

Balance,
March 31,
2000          8,829,000   88,290   41,710           -    (104,357)      25,643

Issuance of
common stock
at $0.17 per
share           171,000    1,710   27,290           -           -       29,000

Issuance of
common stock
and warrants
(net of cash
and noncash
expenses of
$146,000) at
$12,500 per
unit            144,000    1,440  346,560           -           -      348,000

Stock options
Vested                -        -        -      22,845           -       22,845

Net loss for
the year ended
March 31, 2001        -                                  (181,811)    (181,811)
             ---------- -------- --------- ---------- ------------ ------------

Balance,
March 31,
2001          9,144,000   91,440  415,560      22,845    (286,168)     243,677

Issuance of
common stock
and warrants
(net of cash
and noncash
expenses of
$118,000) at
$12,500 per
unit             62,000      620   74,591           -           -       75,211

Stock options
vested                -        -        -      82,875           -       82,875

Net loss for
the year ended
March 31, 2002        -                                  (482,903)    (482,903)
             ---------- -------- --------- ---------- ------------ ------------

Balance,
March 31,
2002          9,206,000   92,060  490,151     105,720    (769,071)     (81,140)

Issuance of
common stock
for services
at $0.25 per
share           510,000    5,100  119,900           -           -      125,000

Issuance of
common stock
at $0.25 per
share (net of
cash and
noncash
expenses
of $14,989)     216,000    2,160   36,851           -           -       39,011

Stock options
vested                -        -        -      74,280           -       74,280

Net loss for
the year ended
March 31, 2003        -                                  (469,897)    (469,897)
             ---------- -------- --------- ---------- ------------ ------------

Balance,
March 31,
2003          9,932,000   99,320  646,902     180,000  (1,238,968)    (312,746)

Issuance of
common stock
for services
at $0.25 per
share         1,255,000   12,550  301,200           -           -      313,750

Private
placement
costs from
prior year
offering              -        -   (2,300)          -           -       (2,300)

Stock options
vested                -        -        -      35,653           -       35,653

Issuance of
warrants
attached to
convertible
bridge loan           -        -        -     586,551           -      586,551

Net loss for
the year ended
March 31, 2004        -        -        -           -    (356,061)    (356,061)
             ---------- -------- --------- ---------- ------------ ------------

Balance,
March 31,
2004         11,187,000  111,870  945,802   1,090,653  (1,595,029)     553,296

Stock options
vested                -        -        -      21,614           -       21,614

Net loss for
the year ended
March 31, 2005        -        -        -           -  (1,396,914)  (1,396,914)
             ---------- -------- --------- ---------- ------------ ------------

Balance,
March 31,
2005         11,187,000  111,870  945,802   1,112,267  (2,991,943)    (822,004)

Stock options
granted for
prepaid offering
costs                 -        -        -      14,822           -       14,822

Stock options
vested                -        -        -      36,180           -       36,180

Net loss for
the six
months ended
September 30,
2005
(unaudited)           -        -        -           -    (249,026)    (249,026)
             ---------- -------- --------- ---------- ------------ ------------

Balance,
September 30,
2005
(unaudited)  11,187,000 $111,870 $945,802  $1,163,269 $(3,240,969) $(1,020,028)
             ========== ======== ========  ========== ============ ============

  The accompanying notes are an integral part of these financial statements.

ANGIOGENEX, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOWS
-------------------------------------------------------------------------------



Statements of Cash Flows



              Nine Months Ended                                       From
                 September 30,                Year Ended         March 31, 1999
           --------------------------          March 31,         (Inception) to
              2005          2004       --------------------------   March 31,
           (unaudited)   (unaudited)       2005          2004         2004
           ------------  ------------  ------------  ------------  ------------
CASH FLOWS
FROM OPERATING
ACTIVITIES:
Net loss   $  (249,026)  $  (892,698)  $(1,396,914)  $  (356,061)  $(3,240,969)
Adjustments
 to reconcile
 net loss to
 net cash used
 by operating
 activities:
  Depreciation     750           508         1,190           949         5,619
  Services
   paid by
   issuance
   of common
   stock             -             -             -       311,450       436,450
  Services
   paid by
   issuance
   of common
   stock
   options      51,002        15,954        21,614        35,653       288,269
  Amortization
   of warrants
   and
   beneficial
   conversion        -       583,334       826,389        48,611       875,000
Increase in
 prepaid
 expenses         (317)            -             -                        (317)
Increase in
 prepaid
 offering
 costs         (14,822)       31,864       (51,356)            -       (66,178)
Decrease
 (increase)
 in
 receivables     2,198        (1,954)       (3,048)                       (850)
Incease
 (decrease)
 in accrued
 expenses-
 related party  85,117      (149,097)     (135,702)       96,438       101,600
Increase
 (decrease)
 in accrued
 expenses       36,712       (21,441)       (6,380)       21,441        51,773
Increase
 (decrease)
 in accrued
 interest       17,708        16,800        23,887        (8,324)       42,052
Increase
 (decrease)
 in customer
 deposits            -             -             -      (200,000)            -
           ------------  ------------  ------------  ------------  ------------
Net cash
used in
operating
activities     (70,678)     (416,730)     (720,320)      (49,843)   (1,507,551)
           ------------  ------------  ------------  ------------  ------------

CASH FLOWS
FROM INVESTING
ACTIVITIES:
Purchase of
equipment       (1,039)       (2,062)       (2,062)            -        (7,848)
           ------------  ------------  ------------  ------------  ------------
Net cash
used in
investing
activities      (1,039)       (2,062)       (2,062)            -        (7,848)
           ------------  ------------  ------------  ------------  ------------

CASH FLOWS
FROM FINANCING
ACTIVITIES:
Proceeds from
 bridge loan         -             -             -       875,000       875,000
Payment of
 note payable-
 related
 party               -             -             -       (25,000)      (25,000)
Payment of
 notes
 payable             -             -             -       (35,000)      (35,000)
Proceeds from
 notes
 payable        25,000             -             -             -        85,000
Issuance of
 stock for
 cash                -             -             -             -       621,222
           ------------  ------------  ------------  ------------  ------------
Net cash
provided
by financing
activities      25,000             -              -      815,000     1,521,222
           ------------  ------------  ------------  ------------  ------------

Net increase
(decrease)
in cash        (46,717)     (418,792)     (722,382)      765,157         5,823

Cash,
beginning
of period       52,540       774,922       774,922         9,765             -
           ------------  ------------  ------------  ------------  ------------

Cash,
end of
period     $     5,823   $   356,130   $    52,540   $   774,922   $     5,823
           ============  ============  ============  ============  ============

SUPPLEMENTAL
CASH FLOW
DISCLOSURES:
Cash paid for
interest and
income taxes:
  Interest
   expense $         -   $         -   $         -   $         -   $         -
           ============  ============  ============  ============  ============
  Income
   taxes   $         -             -             -             -             -
           ============  ============  ============  ============  ============

NON-CASH
INVESTING
AND
FINANCING
ACTIVITIES:
 Services
  paid by
  issuance
  of stock $         -   $         -   $         -   $   311,450   $   436,450
 Services
  paid by
  issuance
  of stock
  options  $    36,180   $    15,954   $    21,614   $    35,653   $   273,447
 Offering
  costs paid
  by issuance
  of
  options  $    14,822   $         -   $         -   $         -   $    14,822


  The accompanying notes are an integral part of these financial statements.

ANGIOGENEX, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2005
-------------------------------------------------------------------------------


NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

AngioGenex, Inc. (the "Company") was incorporated in the State of New York on March 31, 1999. The Company is a biopharmaceutical company founded to create products that are uniquely useful for the treatment, diagnosis and prognosis of cancer. Company programs focus on (1) the discovery and development of orally active anti-cancer drugs that act by modulating the action of the Id proteins,
(2) the measurement of Id proteins in tumors and blood to create products for the diagnosis and prognosis of cancer, (3) generating proof-of-concept data in relevant preclinical models to establish that modulation of Id proteins is useful to treat non-oncologic diseases in which an overgrowth of blood vessels is an important part of the underling pathology and (4) collaborating in respect to treatments of diseases in which blood vessel proliferation is desirable. The Company's proprietary technology is based on the research work of Dr. Robert Benezra and his colleagues at Memorial Sloan Kettering Cancer Center (MSKCC), NYC, who discovered the Id (inhibitor of differentiation) genes and corresponding Id proteins and established their role in the formation of new blood vessels
(angiogenesis) required for tumor growth and metastasis. The Company's intellectual property includes the rights to biotechnology in the Id field, which it acquired under exclusive worldwide licenses from MSKCC and the Albert Einstein College of Medicine ("AECOM"), and its own patentable findings that it has generated while developing its Id based anti-angiogenesis anti-cancer strategies.

The Company has been in  the  development  stage  since  inception  and  as  of
September   30, 2005 has realized limited revenues from its planned operations.
The Company's year-end is March 31.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of AngioGenex, Inc. is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management, which is responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America, and have been consistently applied in the preparation of the financial statements.

Cash and Cash Equivalents
-------------------------
For purposes of its statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

Accounting Method
-----------------
The Company uses the accrual method of accounting in accordance with accounting principles generally accepted in the United States of America.

ANGIOGENEX, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2005
-------------------------------------------------------------------------------


The Company maintains its cash in one commercial account at a major financial institution.

Fair Value of Financial Instruments
-----------------------------------
The Company's financial instruments as defined by SFAS No. 107, "Disclosures about Fair Value of Financial Instruments," include cash, accounts payable and accrued expenses and short-term borrowings. All instruments are accounted for on a historical cost basis, which, due to the short maturity of these financial instruments, approximates fair value at September 30, 2005 and March 31, 2005 and 2004.

Impaired Asset Policy
---------------------
In October 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" (hereinafter "SFAS No. 144"). SFAS No. 144 replaces Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." This standard establishes a single accounting model for long-lived assets to be disposed of by sale, including discontinued operations. SFAS No. 144 requires that these long-lived assets be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing operations or discontinued operations. This statement is effective beginning for fiscal years after December 15, 2001, with earlier application encouraged. The Company adopted SFAS No. 144 which had no effect on the financial statements of the Company at September 30, 2005 and March 31, 2005 and 2004.

Derivative Instruments
----------------------
The Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (hereinafter "SFAS No. 133"), as amended by SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB No. 133", SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities", and SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities". These statements establish accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. They require that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value.

If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change.

ANGIOGENEX, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2005
-------------------------------------------------------------------------------


Historically, the Company has not entered into derivatives contracts to hedge existing risks or for speculative purposes.

At September 30, 2005 and March 31, 2005 and 2004, the Company has not engaged in any transactions that would be considered derivative instruments or hedging activities.

Basic and Diluted Loss Per Share
--------------------------------
Statement of Financial Accounting Standards No.128, "Earnings Per Share" (hereinafter "SFAS No. 128"), requires the reporting of basic and diluted earnings/loss per share. Basic loss per share is calculated by dividing net loss by the weighted average number of outstanding common shares during the year. As all potential common shares are anti-dilutive, the effects of options, warrants and convertible securities (if converted totaling approximately 14,976,000 additional shares) are not included in the calculation of diluted loss per share.

Equipment
---------
Equipment is carried at cost less an allowance for depreciation. Depreciation is recorded using the straight- line method over an estimated useful life of five years. Depreciation expense for the six months ended September 30, 2005 and 2004 was $750 and $508. respectively, while depreciation expense for the years ended March 31, 2005 and 2004 was $1,190 and $949, respectively.

Research, Development and Patent
--------------------------------
Research and development costs including certain costs related to patent applications are charged to operations as incurred.

Development Stage Activities
----------------------------
The Company has been in the development stage since its formation on March 31, 1999. It is primarily engaged in the research to develop anti-cancer strategies using the field of antiangiogenesis. During the year ended March 31, 2003, the Company entered into an agreement to provide certain properties to an unrelated outside company, receiving payments under the terms of the contract, but that is not sufficient to move the Company from development stage to a fully operating company. See Note 4.

Going Concern
-------------
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.

As shown in the accompanying financial statements, the Company has incurred substantial net losses since inception and has no revenues from planned operations. The future of the Company is dependent upon revenue and additional financing to fund its research and development activities and to support operations. However, there is no assurance that the Company will be able to obtain additional financing. Furthermore, there is no assurance that the Food and Drug Administration will grant future approval of the Company's prospective products or that profitable operations can be attained as a result thereof.

ANGIOGENEX, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2005
-------------------------------------------------------------------------------


The Company anticipates that its principal source of funds for the next year will be the issuance for cash of additional equity instruments. The financial statements do not include any recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence. Management plans to seek additional capital from new equity securities issuances that will provide funds needed to increase liquidity, fund internal growth and fully implement its business plan. The Company anticipates that its minimum cash requirements to continue as a going concern will be at least $720,000.

Use of Estimates
----------------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Stock-based Compensation
------------------------
During 2005, the Company adopted Statement of Financial Accounting Standards No. 123(R), "Accounting for Stock-Based Compensation" ("SFAS No. 123(R)"). The prior provisions of SFAS No. 123 allow companies to either expense the estimated fair value of stock options or to apply the intrinsic value method set forth in Accounting Principles Board Opinion No 25, "Accounting for Stock Issued to Employees" ("APB 25") but disclose the pro-forma effects on net income (loss) had the fair market value of the options been expensed. The Company had elected to apply APB 25 in accounting for its employees' and directors' stock options prior to the adoption of SFAS No. 123(R).

Provision for Taxes
-------------------
Income taxes are provided based upon the liability method of accounting pursuant to Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (hereinafter "SFAS No. 109"). Under this approach, deferred income taxes are recorded to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end. A valuation allowance is recorded against deferred tax assets if management does not believe the Company has met the "more likely than not" standard imposed by SFAS No. 109 to allow recognition of such an asset.

At September 30, 2005, the Company had net deferred tax assets (calculated at an expected rate of 40%, to include local, state and federal taxes) of approximately $1,357,000 principally arising from net operating loss carryforwards for income tax purposes. As management of the Company cannot determine that it is more likely than not that the Company will realize the benefit of the net deferred tax asset, a valuation allowance equal to the net deferred tax asset has been established at September 30, 2005.

ANGIOGENEX, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2005
-------------------------------------------------------------------------------


The significant components of the income tax and deferred tax asset at September 30, 2005 and March 31, 2005 and 2004 were as follows:


                                      September 30,   March 31,      March 31,
                                          2005          2005           2004
                                      ------------   -----------   -----------
Operating Loss                        $    249,025   $ 1,396,915   $   356,061
                                      ------------   -----------   -----------

Permanent Differences:
   Nondeductible meals and
     Entertainment                             742         3,373         4,404

Temporary Differences:
   Depreciation                                180           230           402
   Stock options issued under a non-
     qualified plan:                        36,180        21,615        35,653
   Financing costs                               -       826,389        48,611
   Deferred research and development
     costs:                                 79,000       240,000       205,364
                                      ------------   -----------   -----------

Operating loss after permanent and
 temporary differences                $    132,923   $   305,308   $    61,627
                                      ============   ===========   ===========

Accumulated Net Operating Loss
 Carryforward                         $  1,160,000   $ 1,027,000   $   721,000
  Other accumulated temporary
    differences                          2,031,000     1,916,000       828,000
                                      ------------   -----------   -----------

Accumulated net operating loss
  carryforward after all temporary
  and permanent differences           $  3,191,000   $ 2,943,000   $ 1,549,000
                                      ============   ===========   ===========

  Research and development tax credit $     81,000   $    74,000   $    53,000
                                      ============   ===========   ===========

Deferred tax asset                    $  1,357,000   $ 1,251,000   $   673,000
Deferred tax asset valuation
  allowance                             (1,357,000)   (1,251,000)     (673,000)
                                      ------------   -----------   -----------
   Net deferred tax asset             $          -   $         -   $         -
                                      ============   ===========   ===========


At  September  30,  2005,  the  Company  has  estimated   net   operating  loss
carryforwards of approximately $1,160,000 which expire in the years 2018 through 2023. The Company recognized approximately $115,000, $1,085,000 and $290,000 of losses from issuance of common stock and stock options for services, financing costs, and for research and development costs in the nine

ANGIOGENEX, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2005
-------------------------------------------------------------------------------


months ended September 30, 2005 and fiscal 2005 and 2004 which are not currently deductible for tax purposes but are included in the above calculation of deferred tax assets. The Company also recognized a research and development tax credit that is included in the above calculation of deferred tax assets. The change in valuation allowance from March 31, 2004 to March 31, 2005 was $578,000 and the change from March 31, 2005 to September 30, 2005 was $106,000.

Recent Accounting Pronouncements
--------------------------------
In May 2005, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 154, "Accounting Changes and Error
Corrections," (hereinafter "SFAS No. 154") which replaces Accounting Principles Board Opinion No. 20, "Accounting Changes", and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements - An Amendment of APB Opinion No. 28". SFAS No. 154 provides guidance on accounting for and reporting changes in accounting principle and error corrections. SFAS No. 154 requires that changes in accounting principle be applied retrospectively to prior period financial statements and is effective for fiscal years beginning after December 15, 2005. Management does not expect SFAS No. 154 to have a material impact on the Company's financial position, results of operations, or cash flows.

In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No.153, "Exchanges of Nonmonetary Assets - an Amendment of APB Opinion No. 29", (hereinafter "SFAS No. 153"). This statement eliminates the exception to fair value for exchanges of similar productive assets and replaces it with a general exception for exchange transactions that do not have commercial substance, defined as transactions that are not expected to result in significant changes in the cash flows of the reporting entity. This statement is effective for financial statements for fiscal years beginning after June 15, 2005. Management believes the adoption of this statement will have no impact on the Company's financial condition or results of operations.

In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 152, "Accounting for Real Estate Time-Sharing Transactions - an amendment of FASB Statements No. 66 and 67" (hereinafter "SFAS No. 152"), which amends FASB Statement No. 66, "Accounting for Sales of Real Estate", to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA
Statement of Position 04-2, "Accounting for Real Estate Time-Sharing Transactions"(hereinafter "SOP 04-2"). This statement also amends FASB Statement No. 67, "Accounting for Costs and Initial Rental Operations of Real Estate Projects", to state that the guidance for (a) incidental operations and
(b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. The accounting for those operations and costs is subject to the guidance in SOP 04-2. This statement is effective for financial statements for fiscal years beginning after June 15, 2005. Management believes the adoption of this statement will have no impact on the Company's financial condition or results of operations.

ANGIOGENEX, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2005
-------------------------------------------------------------------------------


In November 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 151, "Inventory Costs- an amendment of ARB No. 43, Chapter 4" (hereinafter "SFAS No. 151"). This statement amends the guidance in ARB No. 43, Chapter 4, "Inventory Pricing," by clarifying that abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage) should be recognized as current-period charges and by requiring the allocation of fixed production overheads to inventory based on the normal capacity of the production facilities. This statement is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. Management believes the adoption of this statement will have no impact on the Company's financial condition or results of operations.

In December 2004, the Financial Accounting Standards Board issued a revision to Statement of Financial Accounting Standards No. 123 (revised 2004), "Share-Based Payments" (hereinafter "SFAS No. 123 (R)"). This statement replaces FASB Statement No. 123, "Accounting for Stock-Based Compensation", and supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees". SFAS No. 123
(R) establishes standards for the accounting for share-based payment transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity's equity instruments or that may be settled by the issuance of those equity instruments. This statement covers a wide range of share-based compensation arrangements including share options, restricted share plans, performance-based award, share appreciation rights and employee share purchase plans. SFAS No. 123 (R) requires a public entity to measure the cost of employee services received in exchange for an award of equity instruments based on the fair value of the award on the grant date ( with limited exceptions). That cost will be recognized in the entity's financial statements over the period during which the employee is required to provide services in exchange for the award. Management had elected to value all non-employee and director share based payments under SFAS No. 123 prior to the adoption of SFAS No. 123(R). In 2005, management has adopted SFAS No. 123(R) for all share based payments previously accounted for under APB No. 25.

In May 2003, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity" (hereinafter "SFAS No. 150"). SFAS No. 150 establishes standards for classifying and measuring certain financial instruments with characteristics of both liabilities and equity and requires that those instruments be classified as liabilities in statements of financial position. Previously, many of those instruments were classified as equity. SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. As of September 30, 2005, the adoption of this standard has had no effect on the Company.

Reclassification
----------------

ANGIOGENEX, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2005
-------------------------------------------------------------------------------


Certain amounts from prior periods have been reclassified to conform to the current period presentation. This reclassification has resulted in no changes to the Company's accumulated deficit or net losses presented.


NOTE 3 - AGREEMENT WITH SLOAN-KETTERING INSTITUTE FOR CANCER RESEARCH ("SKICR")

On January 1, 2001, the Company signed a two-year industrial research agreement with SKICR to sponsor the research to determine if Id proteins are useful targets for antiangiogenic drug design, which may be highly specific for the inhibition of tumor vasculature thereby blocking the growth and/or metastasis of a majority of neoplasms with few side effects. The research agreement provided that the Company would fund the project on a quarterly basis. The Company was committed to pay for legal costs in connection with related patent applications and protection. The Company paid $308,000 to SKICR in connection with this research project through March 31, 2004.

In March of 2000, in exchange for $30,000 the Company obtained from SKICR an exclusive worldwide right and license in the field of use, including to make, have made, use, lease, commercialize and sell licensed products and to use licensed processes derived from the invention. The agreement provides that an additional $200,000 shall be paid to SKICR upon the submission to any regulatory authority of the first new drug application for any licensed product and $500,000 to be paid upon the first regulatory authority approval. In addition, agreement also provides for royalty payments to SKICR ranging from 2.5% - 4% of net sales and 15% of gross revenues from sub-license fees.

At September 30, 2005 the Company has no products for sale that would fall under the licensing agreement, and no fees, aside from the original license fee, has been paid or accrued.

NOTE 4 - AGREEMENT WITH BIOCHECK, INC.

During the fiscal year ended March 31, 2004, the Company entered into a development and marketing agreement with BioCheck Inc. for the development and marketing of diagnostic, prognostic, or bio-analytical products. Under the agreement, the Company will receive license fees equal to 9% of the gross revenue of the direct sale by BioCheck, Inc. of any products and 25% of any sublicensing revenue received from BioCheck, Inc. Also under the agreement, on the third anniversary of the agreement (December 2006), BioCheck is required to begin paying a minimum annual royalty payment of $50,000 per year.

During  the  year  ended  March 31, 2005 and the six months ended September 30,
2005,  The Company received  from   BiocCheck  Inc.  monies  for  research  and
development totaling $27,508 and $12,180, respectively.

ANGIOGENEX, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2005
-------------------------------------------------------------------------------


NOTE 5 - PREPAID OFFERING COSTS

During the six months ended September 30, 2005 and the year ended March 31, 2005, the Company paid costs relating to the preparation of a registration statement. At September 30, 2005, the Company had paid, in cash and common stock options, $66,178 for the registration. When the registration is complete and shares have been issued from it, the Company will expense the prepaid costs. The Company anticipates completing and filing the registration in the next six months.


NOTE 6 - RELATED PARTY TRANSACTIONS

During the year ended March 31, 2005, the Company loaned to one of its officers a total of $3,048. Because the transactions occurred while the Company was still private, it was not subject to the Sarbanes-Oxley Act of 2002, and therefore, was not prohibited. However, the officer has repaid $2,198 at September 30, 2005 and expects to repay the balance of $850 in the next few months.

Additionally, an officer of the Company allows the Company to use space in his offices for file keeping and other business purposes. The Company pays no rent for this space. This same officer also provides services to the Company in the form of bookkeeping and tax preparation, for which the Company is billed. At September 30, 2005 and March 31, 2005 and 2004 the Company owed the officer's business $16,773, $10,061 and $6,441, respectively, which in included in accrued expenses - related parties in the financial statements.

The Company also compensates it chief operating officer with a monthly salary of $5,000. At September 30, 2005 and March 31, 2005 and 2004 the Company owed the officer $35,000, $5,000 and $15,000, respectively. See Note 11.

For additional related party transactions, see Notes 8, 9 and 10.


NOTE 7 - OTHER INCOME

In June of 2002 the Company entered into a non-exclusive agreement with the research division of Kirin Brewery Company, Ltd. of Japan ("Kirin"). According to the terms of this agreement, the use of the property is limited to the internal research purposes of Kirin. As of March 31, 2003, the Company had received a sum of $200,000 from Kirin which was recorded in the Company's financial statements as customer deposits. During the year ended March 31, 2004, the Company renegotiated the agreement and received an additional
$225,000. In the fiscal year ended March 31, 2004, Kirin completed the transaction and the use of the property and the Company, accordingly, recognized $425,000 as other income.

ANGIOGENEX, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2005
-------------------------------------------------------------------------------


During the year ended March 31, 2005 and the period ended September 30, 2005, the Company also received money through a Small Business Innovation Research ("SBIR") grant from the National Institutes of Health and BioCheck, Inc. (see
Note 4). For the year ended March 31, 2005 and the six months ended September 30, 2005, the Company received $27,508 and $12,180 in grant money, respectively.


NOTE 8 - NOTES PAYABLE

On June 15, 2000, the Company obtained an unsecured loan in the amount of $25,000 from an unrelated third party. The principal balance plus accrued interest of $6,217 on this on-demand note were paid in full during the year ended March 31, 2004.

On March 6, 2002, the Company obtained an unsecured loan in the amount of $25,000 from a corporate officer. The principal balance plus accrued interest of $1,500 on this on-demand note were paid in full during the year ended March 31, 2004.

On April 10, 2002, the Company obtained an unsecured loan in the amount of $10,000 from an unrelated third party. The principal balance plus accrued interest of $1,198 on this on-demand note were paid in full during the year ended March 31, 2004.

On September 1, 2005, the Company obtained an unsecured loan in the amount of $25,000 from a corporate officer. The agreement provides for repayment of principal and interest accrued at 6% per annum at September 1, 2008. At September 30, 2005, the Company had accrued interest of $33.


NOTE 9 - CONVERTIBLE DEBT

In March 2004, the Company issued for cash a nine-month, convertible pay-in-kind note with a scheduled maturity date of December 2004, in the principal amount of $875,000. This debt was offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D, promulgated under the Securities Act. The interest rate on the debt is calculated using the London Interbank Offered Rate (1.3% at March 31, 2004). Of the $875,000 financing, $75,000 is from the Company's president; $25,000 is from an other corporate officer; $25,000 is from another officer/founder; and $20,000 from a member of the Scientific Advisory Board.

The debt is convertible into shares of common stock equal to 50.003% of the fully diluted equity of the Company, including all options available, issued and unissued in the employee stock plan. At March 31, 2004, this equated to a total of 6,391,883 shares of common stock, valued at $0.136 per share ("conversion price".)

ANGIOGENEX, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2005
-------------------------------------------------------------------------------


In addition to the aforementioned beneficial conversion rights, detachable warrants were also granted to the note holders. The number of warrants issued, 6,391,883, is equal to the number of shares that the note may be converted into. The warrants were valued using the Black-Scholes option pricing model with the following assumptions: equity price of $0.25 per share, strike price of $0.155 per share, 100% volatility, risk-free interest rate of 4%, no dividends to be paid, and a term of 10 years. The calculated value of the warrants was $0.23 per share.

Following EITF 00-27, "Application of Issue No. 98-5 to Certain Convertible Instruments," the Company calculated the value of the warrants and the beneficial conversion feature of the note and recorded the values as discounts on debt on the balance sheets. As the value of the warrants and the beneficial conversion feature were greater than the debt itself, the amounts were prorated against the debt. The warrants were therefore valued and recorded at a total of $586,551, and the beneficial conversion was valued and recorded at $288,449. The two amounts which total $875,000 were amortized (effectively, a decreasing discount to debt) over the life of the debt which was nine months. Amortization expenses for the years ended March 31, 2005 and 2004 were $826,389 and $48,611, respectively, as additional interest expense.

At December 31, 2004, when the notes came due, all lenders agreed to convert the debt into convertible demand notes, with the same terms as the original notes except that they can be called at any time. Management analyzed the change in the terms and determined that there was no additional charges to the beneficial conversion feature. At September 30, 2005 and March 31, 2005 and 2004, accrued interest on the notes was $42,019, $24,344, and $457, respectively.


NOTE 10 - CAPITAL STOCK

Common Stock
------------

During the six months ended September 30, 3005 and the year ended March 31, 2005, the Company did not issue any shares of common stock..

During the year ended March 31, 2004, the Company issued 1,255,000 shares of common stock for services at a price of $0.25 per share, or $313,750.

From September 2000 through June 2001, the Company sold 51.5 units yielding net proceeds of $456,000. Each unit consists of 4,000 shares of common stock and 2,000 warrants to purchase common stock at $6 per share. At March 31, 2003, the Company had outstanding 103,000 warrants. Each warrant is exercisable through September 1, 2004. The warrants are subject to call if the common stock of the Company as quoted on an established over-the-counter quotation system is equal to or greater than $10.00 for any consecutive 30 days period. See Note 9.

ANGIOGENEX, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2005
-------------------------------------------------------------------------------


During the year ended March 31, 2003, the Company sold 216,000 shares for net proceeds of $44,000. In addition to receiving shares of common stock, the purchasers of those shares received one warrant for every two shares purchased granting them the right to purchase one share of common stock for $0.50 per share, for a total of 108,000 warrants. These warrants expire in 10 years from issuance.

Effective June 23, 2000, the Company approved a 9 for 1 forward stock split of its common stock and the additional authorization of shares. All share amounts in the accompanying financial statements where appropriate have been retroactively adjusted to reflect the stock split.

Preferred Stock
---------------

The Company is authorized to issue 2,000,000 shares of $0.01 par value preferred stock. The Company has not issued any preferred stock.


NOTE 10 - STOCK OPTIONS AND WARRANTS

During  2001,  the board of directors  and  the  stockholders  of  the  Company approved a stock option plan which provides for the granting of options to purchase up to 2,000,000 shares of common stock, pursuant to which officers, directors, advisers and consultants are eligible to receive incentive and/or non-statutory stock options. The options are exercisable for a period of up to 10 years from date of grant at an exercise price which is not less than the fair value on date of grant, except that the exercise period of options granted to a stockholder owning more then 10% of the outstanding capital stock may not exceed 5 years with the exercise option price not less then 110% of the fair value of the common stock at date of grant. The options granted vest between 2 and 5 years and expire in June 2010. At September 30, 2005, the Company has granted all options under this plan.

On July 13, 2004, the board of directors and the stockholders of the Company approved a stock option plan which provides for the granting of options to purchase up to 5,000,000 shares of common stock, pursuant to which officers, directors, advisers and consultants are eligible to receive incentive and/or non-statutory stock options. The options are exercisable for a period of up to 10 years from date of grant at an exercise price which is not less than the fair value on date of grant, except that the exercise period of options granted to a stockholder owning more then 10% of the outstanding capital stock may not exceed 5 years with the exercise option price not less then 110% of the fair value of the common stock at date of grant. The options granted vest between 2 and 5 years and expire in June 2010. At September 30, 2005, the Company has granted 90,000 options under this plan.

In the six months ended September 30, 2005, the Company granted 195,000 options to consultants and 510,000 options to officers. In the year ended March 31,

ANGIOGENEX, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2005
-------------------------------------------------------------------------------


2005, the Company did not grant stock options. The fair value for the six months ended September 30, 2005 and the year ended March 31, 2005 of the vested portion of the previously granted options equaling $36,180 and $21,614, respectively, was expensed during these periods. The unvested portion is valued each reporting date and is being charged to expense over the vesting period.

Disclosures required under SFAS 123 for employee stock options granted as of September 30, 2005 using the Black-Scholes option-pricing model prescribed by SFAS 123 are provided below. The assumptions used during the six months ended September 30, 2005, are as follows: risk-free interest rate of 4.28%, no dividends to be paid, expected life of options is 10 years, and volatility of 100%.

Had the Company elected to recognize compensation cost based on the fair market value of the options at the date of the grant as prescribed in SFAS No. 123(R), the Company's net loss would have been as presented in the pro forma amounts as indicated below:


                                                                 From April
                                                                    1999
                                                               (Inception) to
                   September 30,   March 31,       March 31,    September 30,
                       2005           2005           2004           2005
----------------    ----------    ------------    ---------    ---------------
Net loss
  As reported        $249,026      $1,396,914      $356,061      $3,240,969
  Pro forma          $375,015      $1,396,914      $356,061      $4,538,075


Stock options activity under the plans is summarized as follows:


                                               Shares           Weighted
                                                Under           Average
                                               Options       Exercise Price
                                           --------------    --------------
Options at April 1, 2002                        1,185,000             $1.34
Options issued                                          -                 -
                                           --------------    --------------
Options at March 31, 2003                       1,185,000             $1.34
                                           ==============    ==============
Options exercisable at end of year                904,000             $1.44
                                           ==============    ==============

Weighted average fair value of
 Options granted at March 31, 2005                                        -
                                                             ==============

ANGIOGENEX, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2005
-------------------------------------------------------------------------------


                                               Shares           Weighted
                                                Under           Average
                                               Options       Exercise Price
                                           --------------    --------------

Options at April 1, 2003                        1,185,000             $1.34
Options issued (2001 Plan)                        200,000             $0.01
                                           --------------    --------------
Options at March 31, 2004                       1,385,000             $1.15
                                           ==============    ==============
Options exercisable at March 31, 2004           1,145,000             $1.28


Weighted average fair value of
    options granted at March 31, 2005                                 $0.27
                                           ==============    ==============

Options at April 1, 2004                        1,385,000             $1.34
Options issued                                          -                 -
                                           --------------    --------------
Options at March 31, 2004                       1,385,000             $1.15
                                           ==============    ==============
Options exercisable at March 31, 2005           1,370,000             $1.28
                                           ==============    ==============


Weighted average fair value of
    options granted at March 31, 2005                                     -
                                           ==============    ==============


                                           ==============    ==============

Options at April 1, 2005                        1,385,000             $1.15
Options issued (2001 Plan)                        615,000             $0.01
Options issued (2004 Plan)                         90,000             $0.01
                                           --------------    --------------
Options at September 30, 2005                   2,090,000             $0.77
                                           ==============    ==============
Options exercisable at September 30, 2005       2,085,000             $0.77
                                           ==============    ==============

Weighted average fair value of
    options granted at September 30, 2005                             $0.25
                                                             ==============


Total compensation costs related to non-vested
 stock options as of September 30, 2005                              $1,286
                                                             ==============

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ANGIOGENEX, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2005
-------------------------------------------------------------------------------

                                                             ==============

Weighted average period of nonvested stock options
 as of September 30, 2005                                          5 months
                                                             ==============

As of September 30, 2005, 4,910,000 options are available for future grant.


NOTE 11 - COMMITMENTS AND CONTINGENCIES


On August 1, 2001, the Company entered into an agreement with William Garland, PhD. In exchange for his services as the Company's vice president and chief operating officer, he will receive a salary of $5,000 per month. Additionally, he was to receive options to purchase 5,000 shares of the Company's common stock exercisable at $3.00 each per month. The Company granted to Mr. Garland 30,000 options on August 1, 2001 under this agreement. Subsequently, the Company and Mr. Garland amended this agreement eliminating the monthly options but the Company has continued to pay $5,000 plus expense reimbursements and has also granted to Mr. Garland 240,000 options under the 2001 stock option plan.


NOTE 12 - SUBSEQUENT EVENTS

On December 30, 2005, the Company acquired 10,015,000 shares of common stock of eClic Inc., which was subsequently retired. The Company re-issued its outstanding common shares to its shareholders of record in compliance with a transaction pursuant to Rule 12g-3 of the Securities and Exchange Commission. For accounting purposes the acquisition has been treated as a recapitalization of AngioGenex, with AngioGenex as the acquirer (reverse acquisition). The historical financial statements prior to December 30, 2005 are those of AngioGenex while the legal structure of eClic remains in place. eClic had no assets or liabilities at the time of the acquisition.

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